Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                  April 2, 2000                    to                May 1, 2000
Determination Date                                  May 10, 2000
Distribution Date                                   May 15, 2000

Available Amounts
-----------------

        Scheduled Payments plus Payaheads, net of Excluded Amounts                  9,618,594.47
        Prepayment Amounts                                                            841,265.84
        Recoveries                                                                     30,003.89
        Investment Earnings on Collection Account and Reserve Fund                     25,159.26
        Late Charges                                                                    8,412.44
        Servicer Advances                                                                   0.00

        Total Available Amounts                                                    10,523,435.90
        -----------------------                                                    -------------

Payments on Distribution Date
-----------------------------

        Trustee Fees (only applicable pursuant to an Event of Default)                      0.00

        Unreimbursed Servicer Advances to the Servicer                                      0.00

        Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                0.00

        Interest due to Class A-1 Notes                                                     0.00

        Interest due to Class A-2 Notes                                               159,793.55

        Interest due to Class A-3 Notes                                               620,095.82

        Interest due to Class A-4 Notes                                               146,800.09

        Interest due to Class B Notes                                                  42,804.88

        Interest due to Class C Notes                                                  41,618.90

        Interest due to Class D Notes                                                  29,539.11

        Class A-1 Principal Payment Amount                                                  0.00

        Class A-2 Principal Payment Amount                                          8,657,720.76

        Class A-3 Principal Payment Amount                                                  0.00

        Class A-4 Principal Payment Amount                                                  0.00

        Class B Principal Payment Amount                                              772,411.36

        Class C Principal Payment Amount                                               52,651.44

        Class D Principal Payment Amount                                                    0.00

        Additional Principal to Class A-2 Notes                                             0.00

        Additional Principal to Class A-3 Notes                                             0.00

        Additional Principal to Class A-4 Notes                                             0.00

        Additional Principal to Class B Notes                                               0.00

        Additional Principal to Class C Notes                                               0.00

        Additional Principal to Class D Notes                                               0.00

        Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                    0.00
        Deposit to the Reserve Fund                                                         0.00
        Excess to Certificateholder                                                         0.00

        Total distributions to Noteholders and Certificateholders                  10,523,435.90
        ---------------------------------------------------------                  -------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

        Trustee fees due on Distribution Date                                                    0.00

Unreimbursed Servicer Advances
------------------------------

        Unreimbursed Servicer Advances                                                           0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

  (i)   Servicing Fee Percentage                                                                 0.40%
 (ii)   ADCB of Contract Pool as of the 1st day of the
        Collection Period                                                              223,282,152.75
 (iii)  Servicing Fee ( ( (i) / 12 ) x  (ii) )                                                   0.00
 (iv)   Servicing Fee accrued but not paid in prior periods                                      0.00
        Total Servicing Fee due and accrued ((iii) + (iv) )                                      0.00
        Servicing Fee carried forward                                                            0.00

        Monthly Servicing Fee distributed                                                        0.00


Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                                      0.00
        Class A-1 Interest Rate                                                               4.94795%
        Number of days in Accrual Period                                                           32
        Current Class A-1 interest due                                                           0.00
        Class A-1 interest accrued but not paid in prior periods                                 0.00
        Total Class A-1 interest due                                                             0.00
        Class A-1 interest carried forward                                                       0.00

        Class A-1 interest distribution                                                          0.00

Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                                             36,454,801.34
        Class A-2 Interest Rate                                                                  5.26%
        Current Class A-2 interest due                                                     159,793.55
        Class A-2 interest accrued but not paid in prior periods                                 0.00
        Total Class A-2 interest due                                                       159,793.55
        Class A-2 interest carried forward                                                       0.00

        Class A-2 interest distribution                                                    159,793.55


Class A-3 Interest Schedule
---------------------------

        Opening Class A-3 principal balance                                            135,293,633.00
        Class A-3 Interest Rate                                                                  5.50%
        Current Class A-3 interest due                                                     620,095.82
        Class A-3 interest accrued but not paid in prior periods                                 0.00
        Total Class A-3 interest due                                                       620,095.82
        Class A-3 interest carried forward                                                       0.00

        Class A-3 interest distribution
                                                                                           620,095.82

Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                                             31,345,216.00
        Class A-4 Interest Rate                                                                  5.62%
        Current Class A-4 interest due                                                     146,800.09
        Class A-4 interest accrued but not paid in prior periods                                 0.00
        Total Class A-4 interest due                                                       146,800.09
        Class A-4 interest carried forward                                                       0.00

        Class A-4 interest distribution                                                    146,800.09

Class B Interest Schedule
-------------------------
        Opening Class B principal balance                                                          8,825,749.22
        Class B Interest Rate                                                                              5.82%
        Current Class B interest due                                                                  42,804.88
        Class B interest accrued but not paid in prior periods                                             0.00
        Total Class B interest due                                                                    42,804.88
        Class B interest carried forward                                                                   0.00

        Class B interest distribution                                                                 42,804.88


Class C Interest Schedule
-------------------------

        Opening Class C principal balance                                                          7,731,065.00
        Class C Interest Rate                                                                              6.46%
        Current Class C interest due                                                                  41,618.90
        Class C interest accrued but not paid in prior periods                                             0.00
        Total Class C interest due                                                                    41,618.90
        Class C interest carried forward                                                                   0.00

        Class C interest distribution                                                                 41,618.90


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                                                          3,865,532.00
        Class D Interest Rate                                                                              9.17%
        Current Class D interest due                                                                  29,539.11
        Class D interest accrued but not paid in prior periods                                             0.00
        Total Class D interest due                                                                    29,539.11
        Class D interest carried forward                                                                   0.00

        Class D interest distribution                                                                 29,539.11

Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                                    May 15, 2000
  (i)   Opening Class A-1 principal balance                                                                0.00
 (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance              223,515,996.56
(iii)   ADCB as of last day of the Collection Period                                             213,763,812.19
 (iv)   Monthly Principal Amount ( (ii) - (iii) )                                                  9,752,184.37
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                     0.00
        Class A-1 Principal Payment Amount distribution                                                    0.00

        Class A-1 Principal Balance after current distribution                                             0.00

Class A Principal Payment Amount
--------------------------------

  (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                    203,093,650.34
 (ii)   Class A Target Investor Principal Amount (90.9583% * ending ADCB)                        194,435,929.58
        Class A Principal Payment Amount                                                           8,657,720.76
        Funds available for distribution                                                           8,657,720.76

Class A-2 Principal Schedule
----------------------------
        Opening Class A-2 principal balance                                                       36,454,801.34
        Class A-2 Principal Payment Amount distribution                                            8,657,720.76

        Class A-2 principal balance after current distribution                                    27,797,080.58

Class A-3 Principal Schedule
----------------------------

        Opening Class A-3 principal balance                                                      135,293,633.00
        Class A-3 Principal Payment Amount distribution                                                    0.00

        Class A-3 principal balance after current distribution                                   135,293,633.00

Class A-4 Principal Schedule
----------------------------
        Opening Class A-4 principal balance                                                       31,345,216.00
        Class A-4 Principal Payment Amount distribution                                                    0.00

        Class A-4 principal balance after current distribution                                    31,345,216.00

Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                                          8,825,749.22
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                           8,053,337.86
        Class B Floor                                                                             (3,903,462.15)
        Class B Principal Payment Amount due                                                         772,411.36
        Class B Principal Payment Amount distribution                                                772,411.36

        Class B principal balance after current distribution                                       8,053,337.86

Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                          7,731,065.00
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                           6,442,627.54
        Class C Floor                                                                                851,142.92
        Class C Principal Payment Amount due                                                       1,288,437.46
        Class C Principal Payment Amount distribution                                                 52,651.44

        Class C principal balance after current distribution                                       7,678,413.56

Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                          3,865,532.00
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                           3,221,420.65
        Class D Floor                                                                              2,320,044.85
        Class D Principal Payment Amount due                                                         644,111.35
        Class D Principal Payment Amount distribution                                                      0.00

        Class D principal balance after current distribution                                       3,865,532.00

Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                                                           No
        Monthly Principal Amount                                                                   9,752,184.37
        Sum of Principal Payments payable on all classes                                          11,362,680.93
        Additional Principal payable                                                                       0.00
        Additional Principal available, if payable                                                         0.00

        Class A-2 Additional Principal allocation                                                          0.00
        Class A-2 principal balance after current distribution                                    27,797,080.58

        Class A-3 Additional Principal allocation                                                          0.00
        Class A-3 principal balance after current distribution                                   135,293,633.00

        Class A-4 Additional Principal allocation                                                          0.00
        Class A-4 principal balance after current distribution                                    31,345,216.00

        Class B Additional Principal allocation                                                            0.00
        Class B principal balance after current distribution                                       8,053,337.86

        Class C Additional Principal allocation                                                            0.00
        Class C principal balance after current distribution                                       7,678,413.56

        Class D Additional Principal allocation                                                            0.00
        Class D principal balance after current distribution                                       3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
  (i)   Servicing Fee Percentage                                                                           0.40%
 (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                         223,282,152.75
 (iii)  Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                    74,427.38

 (iv)   Servicing Fee accrued but not paid in prior periods                                          751,799.96

        Total Servicing Fee due and accrued ( (iii) + (iv) )                                         826,227.34

        Servicing Fee carried forward                                                                826,227.34

        Monthly Servicing Fee distributed                                                                  0.00


Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period                                              213,763,812.19
        Required Reserve Amount (ending ADCB * 0.70%)                                              1,496,346.69
        Prior month Reserve Fund balance                                                           1,065,261.71
        Deposit to Reserve Fund - excess funds                                                             0.00
        Interim Reserve Fund Balance                                                               1,065,261.71
        Current period draw on Reserve Fund for Reserve Interest Payments                                  0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                                 0.00
        Excess to Certificateholder                                                                        0.00
        Ending Reserve Fund balance                                                                1,065,261.71
        Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                0.50%

 Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
 Heller Financial, Inc.
 Monthly Report - Note Factors

       Class A-1
       ---------
       Class A-1 principal balance                                                         0.00
       Initial Class A-1 principal balance                                       130,040,761.00

       Note factor                                                                  0.000000000


       Class A-2
       ---------
       Class A-2 principal balance                                                27,797,080.58
       Initial Class A-2 principal balance                                        66,680,434.00

       Note factor                                                                  0.416870121


       Class A-3
       ---------
       Class A-3 principal balance                                               135,293,633.00
       Initial Class A-3 principal balance                                       135,293,633.00

       Note factor                                                                  1.000000000


       Class A-4
       ---------
       Class A-4 principal balance                                                31,345,216.00
       Initial Class A-4 principal balance                                        31,345,216.00

       Note factor                                                                  1.000000000


       Class B
       -------
       Class B principal balance                                                   8,053,337.86
       Initial Class B principal balance                                           9,663,831.00

       Note factor                                                                  0.833348375


       Class C
       -------
       Class C principal balance                                                   7,678,413.56
       Initial Class C principal balance                                           7,731,065.00

       Note factor                                                                  0.993189627


       Class D
       -------
       Class D principal balance                                                   3,865,532.00
       Initial Class D principal balance                                           3,865,532.00

       Note factor                                                                  1.000000000

 Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
 Heller Financial, Inc.
 Monthly Report - Additional Schedules and Limitations

 Cumulative Loss Amount Schedule
 -------------------------------
   (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                           223,515,996.56
  (ii)   Overcollateralization Balance as of the preceding Distribution Date                                          (233,843.81)
  (iii)  Monthly Principal Amount                                                                                    9,752,184.37
  (iv)   Available Amounts remaining after the payment of interest                                                   9,482,783.55

   (v)   ADCB as of the end of the Collection Period                                                               213,763,812.19
         Cumulative Loss Amount                                                                                        269,400.82


 Class B Floor Calculation
 -------------------------

         Class B Floor percentage                                                                                            1.86%
         Initial ADCB                                                                                              386,553,237.98
         Cumulative Loss Amount for current period                                                                     269,400.82
         Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance      11,362,753.19
         Class B Floor                                                                                              (3,903,462.15)


 Class C Floor Calculation
 -------------------------

         Class C Floor percentage                                                                                            1.09%
         Initial ADCB                                                                                              386,553,237.98
         Cumulative Loss Amount for current period                                                                     269,400.82
         Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                      3,631,688.19
         Class C Floor                                                                                                 851,142.92


 Class D Floor Calculation
 -------------------------

         Class D Floor percentage                                                                                            0.47%
         Initial ADCB                                                                                              386,553,237.98
         Cumulative Loss Amount for current period                                                                     269,400.82
         Overcollateralization Balance                                                                                (233,843.81)
         Class D Floor                                                                                               2,320,044.85


 Heller Financial, Inc. is the Servicer (Yes/No)                                                                              Yes

 An Event of Default has occurred (Yes/No)                                                                                     No


 10% Substitution Limit Calculation
 ----------------------------------

         ADCB as of the Cut-off Date:                                                                              386,553,237.98

         Cumulative DCB of Substitute Contracts replacing materially modified contracts                                      0.00
         Percentage of Substitute Contracts replacing materially modified contracts                                          0.00%

         Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                  No


 5% Skipped Payment Limit Calculation
 ------------------------------------

         The percent of contracts with Skipped Payment modifications                                                         0.06%
         The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                      No
         Any Skipped Payments have been deferred later than January 1, 2006                                                    No

 Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
 Heller Financial, Inc.
 Monthly Report - Pool Data


 Pool Data
 ---------
 ADCB as of the first day of the Collection Period                                                              223,282,152.75
 ADCB as of the last day of the Collection Period                                                               213,763,812.19

 DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                      110,151.74
 Number of Contracts that became Defaulted Contracts during the period                                                       2
 Defaulted Contracts as a percentage of ADCB (annualized)                                                                 0.62%

 DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                         634,422.71
 Number of Prepaid Contracts as of the last day of the Collection Period                                                     9

 DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                     0.00
 Number of Substitute Contracts as of the last day of the Collection Period                                                  0

 DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                              0.00
 Number of Warranty Contracts as of the last day of the Collection Period                                                    0

 Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                    30,003.89

 Cumulative Servicer Advances paid by the Servicer                                                                9,432,504.12
 Cumulative reimbursed Servicer Advances                                                                          9,432,504.12

 Delinquencies and Losses                  Dollars                 Percent
 ------------------------                  -------                 -------
         Current                         205,546,072.13                  96.16%
         31-60 days past due               3,451,717.10                   1.61%
         61-90 days past due               2,802,654.87                   1.31%
         Over 90 days past due             1,963,368.09                   0.92%
                                      ------------------       -----------------
         Total                           213,763,812.19                 100.00%

         31+ days past due                 8,217,740.06                   3.84%

  (i)   Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                 3,945,455.26
 (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                       521,070.81
        Cumulative net losses to date  ( (i) - (ii) )                                                             3,424,384.45
        Cumulative net losses as a percentage of the initial ADCB                                                        0.89%